SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 30, 2004
             ______________________________________________________
                Date of report (Date of earliest event reported)


                               THE IT GROUP, INC.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-09037                33-0001212
-------------------------------    ------------------    ----------------------
(State or Other Jurisdiction of      (Commission              (IRS Employer
          Incorporation)             File Number)         Identification No.)

             2790 Mosside Boulevard, Monroeville, Pennsylvania 10019
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (412) 372-7701
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On March 30, 2004, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from January 31, 2004 through February 27, 2004 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of March 30, 2004 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

        Number    Description
        ------    -----------

         99.1 Notice of Filing of Monthly Operating Report for period from January 31, 2004 through February 27, 2004 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of March 30, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE IT GROUP, INC.


                                            By:   /s/ Harry J. Soose, Jr.
                                                 -------------------------------
                                                 Name:  Harry J. Soose, Jr.
                                                 Title: Chief Operating Officer



Date:  April 2, 2004

                                INDEX TO EXHIBITS



      Number      Description
      ------      -----------

      99.1 Notice of Filing of Monthly Operating Report for period from January 31, 2004 through February 27, 2004 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of March 30, 2004.